                                                                   Exhibit 99.39

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                  LOANS WITH MI

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $531,488,440
Aggregate Original Principal Balance      $532,877,491
Number of Mortgage Loans                         2,309

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $61,200   $600,000     $230,783
Outstanding Principal Balance   $61,018   $598,092     $230,181

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                  180       360             359
Stated Remaining Term (mos) (3)      173       357             355
Loan Age (mos) (3)                     3         9               4
Current Interest Rate              5.000%   10.450%          7.156%
Initial Interest Rate Cap          2.000%    2.000%          2.000%
Periodic Rate Cap                  1.000%    1.000%          1.000%
Gross Margin                       2.750%    7.125%          5.786%
Maximum Mortgage Rate             11.000%   16.450%         13.146%
Minimum Mortgage Rate              5.000%   10.450%          7.146%
Months to Roll (3)                    15        33              23
Original Loan-to-Value             80.04%   100.00%          89.63%
Credit Score (4)                     500       806             617

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   02/01/2020   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2004                           0.25%
                                    2005                          99.75%

OCCUPANCY                           LOAN PURPOSE
Primary                 92.44%      Purchase                      16.65%
Second Home              1.55%      Refinance - Rate Term          2.24%
Investment               6.01%      Refinance - Cashout           81.11%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate              21.65%      Single Family Residence       73.37%
ARM                     78.35%      Single Family Attached         0.24%
                                    Condo                          8.42%
                                    2-4 Family                     7.74%
AMORTIZATION TYPE                   PUD                            0.35%
Fully Amortizing        72.08%      Deminimus PUD                  9.88%
Interest-Only           27.92%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  As of the Cut-Off Date

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   17      $  5,460,432      1.03%      5.36%     669      $321,202    87.54%       87.96%      61.35%
5.501% to 6.000%                129        35,545,323      6.69      5.857      636       275,545       88        84.15       33.55
6.001% to 6.500%                264        72,352,289     13.61      6.309      628       274,062    88.81        74.48       34.89
6.501% to 7.000%                518       129,612,443     24.39      6.797      621       250,217    89.44        74.05       31.23
7.001% to 7.500%                536       123,792,516     23.29      7.292      611       230,956    89.83        71.15       28.19
7.501% to 8.000%                508       102,248,715     19.24      7.763      605       201,277    90.27         64.6       20.74
8.001% to 8.500%                208        39,322,316       7.4      8.252      613       189,050    90.94        51.67       20.13
8.501% to 9.000%                 92        16,927,024      3.18      8.752      603       183,989    90.51        45.48        10.6
9.001% to 9.500%                 23         3,870,793      0.73      9.225      602       168,295    88.67         38.2       17.37
9.501% to 10.000%                10         1,612,544       0.3      9.825      600       161,254    90.58        35.36       19.36
10.001% to 10.500%                4           744,043      0.14     10.313      646       186,011    90.85        55.15       81.77
                              -----      ------------    ------     ------      ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%      7.16%     617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     ======      ===      ========    =====        =====       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.156% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-ARM                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   16      $  4,916,590      1.18%      5.35%     668      $307,287    86.72%       86.62%      68.14%
5.501% to 6.000%                 90        24,134,546       5.8       5.84      628       268,162    88.19        82.24       40.66
6.001% to 6.500%                202        55,779,317     13.39       6.31      627       276,135    88.65        70.12       40.97
6.501% to 7.000%                400       102,698,187     24.66      6.802      617       256,745    89.48        70.14       36.72
7.001% to 7.500%                418       101,263,252     24.32      7.288      611       242,257    90.01        67.62       31.15
7.501% to 8.000%                406        83,982,007     20.17      7.759      604       206,852    90.54        60.44       21.84
8.001% to 8.500%                157        31,665,590       7.6      8.255      611       201,692    91.02        46.12       23.23
8.501% to 9.000%                 46         9,422,722      2.26      8.745      613       204,842    90.97        40.56       19.03
9.001% to 9.500%                  8         1,589,911      0.38      9.172      639       198,739    87.86            0       42.29
9.501% to 10.000%                 2           382,239      0.09      9.856      639       191,120       90        39.48       60.52
10.001% to 10.500%                3           608,429      0.15     10.349      644       202,810    89.93        67.44         100
                              -----      ------------    ------       ----      ---      --------    -----        -----       -----
TOTAL:                        1,748      $416,442,790    100.00%      7.15%     615      $238,240    89.75%       65.67%      32.24%
                              =====      ============    ======       ====      ===      ========    =====        =====       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.146% per annum.

MORTGAGE RATES-FRM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RATES-FRM                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   1       $    543,842      0.47%     5.50%      671      $543,842    95.00%      100.00%       0.00%
5.501% to 6.000%                39         11,410,777      9.92     5.894       653       292,584    87.59        88.19       18.52
6.001% to 6.500%                62         16,572,972     14.41     6.305       633       267,306    89.35        89.13       14.43
6.501% to 7.000%               118         26,914,256     23.39      6.78       633       228,087    89.27           89       10.29
7.001% to 7.500%               118         22,529,264     19.58     7.311       612       190,926    89.02        87.03       14.85
7.501% to 8.000%               102         18,266,708     15.88      7.78       608       179,085    89.06        83.73       15.72
8.001% to 8.500%                51          7,656,727      6.66      8.24       619       150,132    90.64        74.65        7.31
8.501% to 9.000%                46          7,504,302      6.52     8.759       591       163,137    89.93        51.67           0
9.001% to 9.500%                15          2,280,882      1.98     9.262       577       152,059    89.23        64.82           0
9.501% to 10.000%                8          1,230,305      1.07     9.815       588       153,788    90.76        34.07        6.57
10.001% to 10.500%               1            135,614      0.12     10.15       653       135,614       95            0           0
                               ---       ------------    ------     -----       ---      --------    -----       ------       -----
TOTAL:                         561       $115,045,650    100.00%     7.19%      622      $205,072    89.22%       83.21%      12.28%
                               ===       ============    ======     =====       ===      ========    =====       ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 10.150% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.192% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TO STATED MATURITY       MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
169 to 180                       10      $  1,419,491      0.27%     7.53%      603      $141,949    88.00%       82.43%      10.43%
229 to 240                       17         2,264,924      0.43     7.446       596       133,231    89.23         95.7           0
289 to 300                        1           140,366      0.03      8.25       555       140,366       85          100           0
349 to 360                    2,281       527,663,659     99.28     7.153       617       231,330    89.64        69.31        28.1
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE LOAN PRINCIP    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
$50,001 to $100,000              88      $  7,324,663      1.38%     7.58%      639      $ 83,235    90.15%       75.88%      13.76%
$100,001 to $150,000            585        73,643,207     13.86     7.471       610       125,886    90.16        79.77        14.2
$150,001 to $200,000            459        79,267,189     14.91     7.442       610       172,695    90.33        76.32       17.61
$200,001 to $250,000            354        79,531,529     14.96     7.164       613       224,665    89.47        74.65       27.52
$250,001 to $300,000            251        68,294,033     12.85     7.089       616       272,088    89.66        72.26        27.3
$300,001 to $350,000            201        65,275,217     12.28     7.035       610       324,752    89.14        59.68       27.97
$350,001 to $400,000            162        60,333,123     11.35     6.961       628       372,427    89.17        63.19       37.68
$400,001 to $450,000            103        43,537,265      8.19     7.044       616       422,692    89.57        59.31       33.98
$450,001 to $500,000             57        27,404,760      5.16     6.762       642       480,785    89.73        57.96       51.24
$500,001 to $550,000             25        13,139,016      2.47     6.791       628       525,561    88.65        76.14       48.08
$550,001 to $600,000             24        13,738,438      2.58     6.788       622       572,435    88.66        50.09       45.85
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $61,018 to approximately $598,092 and the average outstanding principal balance of the Mortgage Loans was approximately $230,181.

PRODUCT TYPES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
15 to 19 Year Fixed
   Loans                          9      $  1,271,491      0.24%     7.61%      596      $141,277    88.11%       80.38%       0.00%
20 to 24 Year Fixed
   Loans                         15         2,041,767      0.38     7.492       597       136,118    89.19        95.23           0
25 to 29 Year Fixed
   Loans                          1           140,366      0.03      8.25       555       140,366       85          100           0
30 Year Fixed Loans             536       111,592,025        21     7.181       623       208,194    89.23           83       12.66
2/28 LIBOR ARM                1,266       300,043,736     56.45     7.125       616       237,001     89.8        63.99       35.36
3/27 LIBOR ARM                  482       116,399,054      21.9     7.199       613       241,492    89.63        69.99        24.2
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

ADJUSTMENT TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate                      561      $115,045,650     21.65%     7.19%      622      $205,072    89.22%       83.21%      12.28%
ARM                           1,748       416,442,790     78.35     7.146       615       238,240    89.75        65.67       32.24
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

AMORTIZATION TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing              1,770      $383,088,789     72.08%     7.22%      601      $216,434    89.88%       71.53%       0.00%
24 Month Interest-Only          381       106,099,554     19.96     7.039       655       278,477     89.1        59.91         100
36 Month Interest-Only          106        28,167,173       5.3      6.77       669       265,728    88.91        72.45         100
60 Month Interest-Only           52        14,132,924      2.66     6.991       662       271,787    88.42         79.3         100
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OF MORTGAGED PROPERTIES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Alabama                           9      $  1,155,818      0.22%     8.29%      617      $128,424    91.32%       66.93%      23.99%
Alaska                            3           506,503       0.1     6.916       641       168,834    93.36          100           0
Arizona                         187        28,638,410      5.39     7.022       617       153,147    90.37        81.79       23.36
Arkansas                          2           239,175      0.05     6.803       605       119,587    88.57          100           0
California                      488       159,953,619      30.1     6.794       621       327,774    88.98        63.82       44.25
Colorado                         13         2,828,505      0.53     6.591       614       217,577    89.89        87.77       21.76
Connecticut                      26         5,230,866      0.98     7.664       617       201,187    90.98        81.43        14.9
Delaware                         14         2,206,760      0.42     7.406       605       157,626    88.61        74.07       15.36
Florida                         499        93,771,629     17.64     7.333       614       187,919    90.73         67.2       20.19
Georgia                           7           944,580      0.18     7.974       614       134,940    92.86        54.07       41.35
Hawaii                           18         5,935,442      1.12      6.94       632       329,747    89.03        71.44       22.52
Idaho                             5           837,951      0.16     7.154       637       167,590    87.49        60.43       25.54
Illinois                        227        42,701,859      8.03     7.533       606       188,114    89.78        74.62       15.95
Indiana                           9         1,527,365      0.29      7.62       633       169,707    90.68        92.34       22.27
Iowa                              6           631,801      0.12     7.365       611       105,300    87.86        85.74       17.81
Kansas                           11         1,343,735      0.25     7.499       598       122,158    91.19          100        7.03
Kentucky                          6           799,268      0.15     7.672       605       133,211    91.78          100           0
Louisiana                        13         1,540,289      0.29     8.029       615       118,484    89.76          100       10.65
Maine                             7         1,456,453      0.27      7.15       594       208,065     87.7        88.07        19.9
Maryland                        114        25,383,893      4.78     7.247       604       222,666    89.07        79.55       19.47
Massachusetts                     7         2,216,762      0.42     7.547       632       316,680    88.56        69.19       15.25
Michigan                         33         4,974,320      0.94     7.233       628       150,737    91.95        89.17       17.87
Minnesota                        66        13,023,398      2.45     7.161       621       197,324    89.84        72.07       30.45
Mississippi                       2           255,620      0.05     8.165       630       127,810       95          100           0
Missouri                         16         2,294,283      0.43     7.513       618       143,393    89.95        94.52       27.02
Montana                           1           126,986      0.02      5.99       581       126,986    84.44          100           0
Nebraska                          1           184,722      0.03      7.75       619       184,722       95            0           0
Nevada                           50        10,338,505      1.95     7.275       628       206,770    90.45        65.52       46.83
New Hampshire                     5         1,157,484      0.22     7.171       629       231,497    85.94          100       70.57
New Jersey                      110        29,034,262      5.46     7.528       609       263,948    88.91        70.89       22.69
New Mexico                        3           469,610      0.09     7.189       657       156,537    92.84        78.41           0
New York                        193        63,146,333     11.88     7.133       618       327,183    88.99        61.53       18.79
North Carolina                   16         2,567,249      0.48      7.65       628       160,453    91.66        59.54       13.32
Ohio                             24         3,409,502      0.64     7.502       609       142,063    88.21        83.27        3.74
Oklahoma                          4           488,988      0.09     7.066       603       122,247    90.97        76.28           0
Oregon                           11         1,842,787      0.35     7.412       638       167,526    92.02        76.23       57.55
Pennsylvania                     20         2,669,546       0.5     7.097       608       133,477    88.45        85.52       17.43
Rhode Island                     11         2,891,496      0.54     7.403       614       262,863    89.56          100       37.71
South Carolina                    2           339,902      0.06     8.536       605       169,951       90        63.55       63.55
Tennessee                         6           673,599      0.13     7.642       628       112,267    90.98        84.64       15.36
Texas                            12         1,867,703      0.35     8.067       596       155,642    91.81        69.51         6.9
Utah                              5         1,537,423      0.29      7.19       623       307,485    91.75        81.46       18.54
Washington                       27         5,163,554      0.97     7.361       624       191,243     90.6        78.41       24.94
Wisconsin                        17         2,778,643      0.52     7.649       616       163,450    91.89        64.46        9.23
Wyoming                           3           401,842      0.08     7.397       579       133,947    90.23          100           0
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
80.01% to 85.00%                521      $126,687,979     23.84%     6.90%      603      $243,163    84.33%       71.08%      33.15%
85.01% to 90.00%              1,193       276,565,980     52.04     7.231       615       231,824    89.58        63.28       27.92
90.01% to 95.00%                572       123,816,678      23.3     7.229       634       216,463    94.82         81.5       23.57
95.01% to 100.00%                23         4,417,803      0.83     7.793       647       192,078      100        73.15           0
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 80.04% to 100.00%.

MORTGAGE INSURANCE COMPANY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
INSURANCE COMPANY        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Mortgage Guaranty
   Insurance Corp.            2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              -----      ------------    ------      ----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======      ====       ===      ========    =====        =====       =====

LOAN PURPOSE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Refinance - Cashout           1,857      $431,091,323     81.11%     7.09%      614      $232,144    89.15%       71.28%      26.52%
Purchase                        399        88,512,725     16.65     7.502       630       221,836    92.14        60.49       32.12
Refinance - Rate Term            53        11,884,391      2.24     7.085       622       224,234    88.45        70.57       47.66
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

PROPERTY TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family Residence       1,698      $389,954,785     73.37%     7.11%      614      $229,655    89.60%       71.37%      28.99%
Single Family Attached            7         1,275,318      0.24     7.233       596       182,188    88.94          100       41.38
Condo                           237        44,742,305      8.42     7.492       622       188,786    90.12        69.58       22.94
2-4 Family                      137        41,114,583      7.74     7.359       631       300,106    88.81        47.45        18.8
Planned Unit
   Development                  230        54,401,447     10.24     7.089       618       236,528    90.11        71.64       30.97
                              -----      ------------    ------      ----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======      ====       ===      ========    =====        =====       =====

DOCUMENTATION

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Full                          1,678      $369,194,608     69.46%     7.06%      612      $220,021    89.80%       100.00%     25.78%
Stated                          355        96,524,199     18.16     7.476       633       271,899    88.25             0       35.8
Limited                         276        65,769,632     12.37      7.24       618       238,296    90.72             0      28.37
                              -----      ------------    ------     -----       ---      --------    -----        ------      -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%        69.46%     27.92%
                              =====      ============    ======     =====       ===      ========    =====        ======      =====

OCCUPANCY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------                --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Primary                       2,100      $491,297,103     92.44%     7.11%      614      $233,951    89.64%       71.94%      29.65%
Investment                      167        31,940,924      6.01      7.83       643       191,263    89.68        38.57           0
Second Home                      42         8,250,413      1.55     7.458       639       196,438    89.05        41.46        32.8
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3                                18      $  3,916,563      0.74%     7.28%      688    $217,587      90.73%       53.57%      72.13%
4                             2,138       495,400,988     93.21     7.161       616     231,712      89.62        70.04       29.24
5                               110        23,683,940      4.46     6.979       610     215,309      89.69        61.93        3.05
6                                17         3,259,799      0.61     7.102       612     191,753      88.91        55.22           0
7                                16         3,376,861      0.64     7.418       581     211,054      90.01        67.65           0
8                                 9         1,708,540      0.32     7.384       652     189,838       91.3        71.35           0
9                                 1           141,748      0.03       8.8       590     141,748         95          100           0
                              -----      ------------    ------     -----       ---    --------      -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617    $230,181      89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===    ========      =====        =====       =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
None                            711      $164,660,313     30.98%     7.41%      609      $231,590    89.36%       69.22%      21.21%
12 Months                        91        27,029,737      5.09     7.163       639       297,030    89.98        68.45       24.69
24 Months                       565       125,927,140     23.69     7.186       618       222,880    90.25        61.78       30.52
36 Months                       942       213,871,250     40.24     6.942       619       227,040    89.44        74.31       31.97
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======     =====       ===      ========    =====        =====       =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.

CREDIT SCORES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
476 to 500                        2      $    273,160      0.05%     7.69%      500      $136,580    87.87%      100.00%       0.00%
501 to 525                       57        12,832,743      2.41      7.36       516       225,136    86.95         94.1           0
526 to 550                      160        34,097,651      6.42      7.36       539       213,110    87.33        86.15           0
551 to 575                      286        64,204,058     12.08      7.37       563       224,490    88.14        79.26           0
576 to 600                      289        63,401,199     11.93      7.26       587       219,381    89.52        67.81           0
601 to 625                      554       125,019,151     23.52     7.144       613       225,666    90.52         67.1       13.02
626 to 650                      505       120,747,722     22.72     7.125       637       239,104     89.8        65.69       51.25
651 to 675                      246        57,085,870     10.74     7.083       661       232,056    90.85        67.25       57.87
676 to 700                      119        31,282,689      5.89     6.801       686       262,880    89.79        57.89       63.85
701 to 725                       57        14,591,672      2.75     6.638       713       255,994    90.51         64.2        72.7
726 to 750                       18         4,401,956      0.83     6.751       740       244,553     89.7        59.34       94.32
751 to 775                       14         3,018,503      0.57     7.318       762       215,607    90.15        50.06       64.07
776 to 800                        1           393,067      0.07       5.5       777       393,067    84.62          100         100
801 to 825                        1           139,000      0.03      6.95       806       139,000    84.24            0         100
                              -----      ------------    ------      ----       ---      --------    -----       ------       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======      ====       ===      ========    =====       ======       =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 617.

CREDIT GRADE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                             1,616      $368,118,024     69.26%     7.08%      621      $227,796    90.10%       65.63%      25.17%
2                               237        55,407,273     10.42      7.25       593       233,786    89.26        70.05        9.48
2A                               13         2,621,074      0.49     7.875       614       201,621    87.12        94.65          73
3                               225        51,482,219      9.69     7.288       588       228,810    89.22        80.94        8.33
3A                                6         1,137,672      0.21     8.196       636       189,612     86.4        21.73       53.91
4                                34         7,819,661      1.47     7.832       573       229,990    87.16        82.87           0
4A                               64        15,793,209      2.97     7.556       629       246,769    87.19         89.4       96.27
5A                               80        20,810,039      3.92     7.237       649       260,125    87.47        83.27       97.96
6A                               19         4,101,769      0.77     7.078       669       215,883    88.01        88.95       94.68
7A                               10         2,633,443       0.5     7.257       690       263,344    87.41        71.36         100
8A                                5         1,564,056      0.29     6.197       736       312,811    87.78        60.52         100
                              -----      ------------    ------      ----       ---      --------    -----        -----       -----
TOTAL:                        2,309      $531,488,440    100.00%     7.16%      617      $230,181    89.63%       69.46%      27.92%
                              =====      ============    ======      ====       ===      ========    =====        =====       =====

GROSS MARGINS

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF GROSS MARGINS  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
2.501% to 3.000%                 1      $    211,454      0.05%     6.75%      758      $211,454     90.00%     100.00%     100.00%
3.501% to 4.000%               171        32,655,035      7.84     7.475       610       190,965     90.28       74.91        14.6
4.001% to 4.500%                19         3,859,329      0.93     7.841       613       203,123     88.11       62.92       54.57
4.501% to 5.000%                13         2,857,373      0.69     7.038       663       219,798     87.38       81.23       72.66
5.001% to 5.500%                78        20,559,169      4.94     7.129       651       263,579      87.4       82.32         100
5.501% to 6.000%             1,463       355,889,179     85.46      7.11       613       243,260     89.88       63.77       29.34
6.501% to 7.000%                 1           130,050      0.03       6.9       646       130,050        85           0         100
7.001% to 7.500%                 2           281,200      0.07     7.777       583       140,600     89.25       58.51           0
                             -----      ------------    ------     -----       ---      --------     -----       -----       -----
TOTAL:                       1,748      $416,442,790    100.00%     7.15%      615      $238,240     89.75%      65.67%      32.24%
                             =====      ============    ======     =====       ===      ========     =====       =====       =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 7.125% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.786% per annum.

MAXIMUM MORTGAGE RATES

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM           NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
 MORTGAGE RATES         MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
11.500% or less                 16      $  4,916,590      1.18%      5.35%     668       $307,287    86.72%       86.62%      68.14%
11.501% to 12.000%              90        24,134,546       5.8       5.84      628        268,162    88.19        82.24       40.66
12.001% to 12.500%             202        55,779,317     13.39       6.31      627        276,135    88.65        70.12       40.97
12.501% to 13.000%             400       102,698,187     24.66      6.802      617        256,745    89.48        70.14       36.72
13.001% to 13.500%             418       101,263,252     24.32      7.288      611        242,257    90.01        67.62       31.15
13.501% to 14.000%             406        83,982,007     20.17      7.759      604        206,852    90.54        60.44       21.84
14.001% to 14.500%             157        31,665,590       7.6      8.255      611        201,692    91.02        46.12       23.23
14.501% to 15.000%              46         9,422,722      2.26      8.745      613        204,842    90.97        40.56       19.03
15.001% to 15.500%               8         1,589,911      0.38      9.172      639        198,739    87.86            0       42.29
15.501% to 16.000%               2           382,239      0.09      9.856      639        191,120       90        39.48       60.52
16.001% to 16.500%               3           608,429      0.15     10.349      644        202,810    89.93        67.44         100
                             -----      ------------    ------     ------      ---       --------    -----        -----       -----
TOTAL:                       1,748      $416,442,790    100.00%      7.15%     615       $238,240    89.75%       65.67%      32.24%
                             =====      ============    ======     ======      ===       ========    =====        =====       =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.146% per annum.

NEXT RATE ADJUSTMENT DATE

                                          AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE ADJUSTMENT       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DATE                    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------    --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
December 2006                    1      $    141,748     0.03%      8.80%      590       $141,748    95.00%      100.00%       0.00%
January 2007                     3           666,930     0.16      7.201       685        222,310     92.1        42.05           0
February 2007                    9         2,305,540     0.55      7.233       577        256,171    90.35        80.42           0
March 2007                       7         1,624,190     0.39      6.612       620        232,027    89.91         49.7           0
April 2007                      60        13,974,924     3.36      6.913       601        232,915    89.39        55.41        5.17
May 2007                     1,172       278,187,141     66.8      7.133       616        237,361    89.79         64.6       37.14
June 2007                       14         3,143,263     0.75      7.444       685        224,519    91.37        46.57       65.28
February 2008                    2           480,435     0.12      7.491       582        240,218    88.21        34.77           0
March 2008                       3           497,313     0.12      7.842       574        165,771    88.47        53.15           0
April 2008                      14         2,973,872     0.71      7.353       612        212,419    91.49        57.65           0
May 2008                       460       111,962,134    26.89      7.194       613        243,396     89.6        70.54       24.72
June 2008                        3           485,300     0.12      6.419       731        161,767    87.03        71.36         100
                             -----      ------------   ------      -----       ---       --------    -----        -----       -----
TOTAL:                       1,748      $416,442,790   100.00%      7.15%      615       $238,240    89.75%       65.67%      32.24%
                             =====      ============   ======      =====       ===       ========    =====        =====       =====